Exhibit 10.3

JAGUAR ANIMAL HEALTH, INC.

FORM OF NOTICE OF GRANT OF STOCK OPTION

The Participant has been granted an Option to purchase certain Shares of Jaguar Animal Health, Inc. pursuant to the Jaguar Animal Health, Inc. 2013 Equity Incentive Plan, as follows:

Participant:

Date of Grant:

Number of Option Shares:

Exercise Price:

Initial Vesting Date:	The date nine (9) months from Date of Grant

Option Expiration Date:	The date ten (10) years after the Date of Grant

Tax Status of Option:	Incentive Stock Option

Vested Shares:

Except as provided in the Award Agreement, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:

Vested Ratio
	Prior to Initial Vesting Date	0

On Initial Vesting Date, provided the Participant’s Continuous Status as an Employee, Director or Consultant has not Terminated prior to such date

Plus

For each additional full month of the Participant’s continuous Continuous Status as an Employee, Director or Consultant (defined below) to the Company from Initial Vesting Date until the Vested Ratio equals 1/1, an additional

Capitalized terms not defined herein shall have the meaning as set forth in the 2013 Equity Incentive Plan.

[Notwithstanding the vesting schedule described above, nor any terms of the Stock Option Agreement and/or the Plan, in the event a Change in Control occurs 100% of the unvested portion of this Option shall become immediately vested and exercisable.]  OR

[Notwithstanding the vesting schedule described above, nor any terms of the Stock Option Agreement and/or Plan, in the event a Change in Control occurs and within 12 months of the Change in Control Participant’s Service is terminated by the Company or successor company without Cause, or if the Company or successor company takes action that results in a material diminution in Participant’s position, duties, responsibilities or compensation without Participant’s consent, except in connection with the possible termination of Participant’s Service for Cause, 100% of the unvested portion of this Option shall become immediately vested and exercisable.]

The Exercise Price represents an amount the Company believes to be no less than the fair market value of a Share as of the Date of Grant, determined in good faith in compliance with the requirements of Section 409A of the Code.  However, there is no guarantee that the Internal Revenue Service will agree with the Company’s determination.  A subsequent IRS determination that the Exercise Price is less than such fair market value could result in adverse tax consequences to the Participant.  By signing below, the Participant agrees that the Company, its directors, officers and shareholders shall not be held liable for any tax, penalty, interest or cost incurred by the Participant as a result of such determination by the IRS.  The Participant is urged to consult with his or her own tax advisor regarding the tax consequences of the Option, including the application of Section 409A.

By their signatures below, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Plan and the Award Agreement, both of which are attached to and made a part of this document.  The Participant acknowledges receipt of copies of the Plan and the Award Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.

JAGUAR ANIMAL HEALTH, INC.	PARTICIPANT

By:
Signature
Its:
Date
Address:
Address

ATTACHMENTS:   Jaguar Animal Health, Inc. 2013 Equity Incentive Plan, as amended to the Date of Grant; Award Agreement and Exercise Notice

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.  THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

JAGUAR ANIMAL HEALTH, INC.

FORM OF AWARD AGREEMENT

Jaguar Animal Health, Inc. has granted to the Participant named in the Notice of Grant of Stock Option (the “Grant Notice”) to which this Award Agreement is attached an option (the “Option”) to purchase certain Shares upon the terms and conditions set forth in the Grant Notice and this Award Agreement.  The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Jaguar Animal Health, Inc. 2013 Equity Incentive Plan, as amended to the Date of Grant, the provisions of which are incorporated herein by reference.  By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with the terms and conditions of, the Grant Notice, this Award Agreement and the Plan, (b) accepts the Option subject to all of the terms and conditions of the Grant Notice, this Award Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Award Agreement or the Plan.

1.              DEFINITIONS AND CONSTRUCTION.

1.1.                            Definitions.  Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.

1.2.                            Construction.  Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Award Agreement.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.              TAX CONSEQUENCES.

2.1.                            Tax Status of Option.  This Option is intended to have the tax status designated in the Grant Notice.

a.                                      Incentive Stock Option.  If the Grant Notice so designates, this Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such.  The Participant should consult with the Participant’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.  (NOTE TO PARTICIPANT: If the Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)

b.                                      Nonstatutory Stock Option.  If the Grant Notice so designates, this Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.

2.2                               ISO Fair Market Value Limitation.  If the Grant Notice designates this Option as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Participant under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options.  For purposes of this Section 2.2, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted.  If the Code is amended to provide for a different limitation from that set forth in this Section 2.2, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code.  If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 2.2, the Participant may designate which portion of such Option the Participant is exercising.  In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first.  Separate certificates representing each such portion shall be issued upon the exercise of the Option.  (NOTE TO PARTICIPANT: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Chief Financial Officer of the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.)

3.                                      ADMINISTRATION.

All questions of interpretation concerning the Grant Notice, this Award Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Option shall be determined by the Board.  All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the Option, unless fraudulent or made in bad faith.  Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the Option or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Option.  Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.

4.                                      EXERCISE OF THE OPTION.

4.1                               Right to Exercise.  Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option, subject to the Company’s repurchase rights set forth in Section 17.  In no event shall the Option be exercisable for more shares than the Number of Option Shares, as adjusted pursuant to Section 9.

4.2                               Method of Exercise.  Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company.  An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company).  In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company).  Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole Shares for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Award Agreement.  Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in Section 6 and must be accompanied by full payment of the aggregate Exercise Price for the number of Shares being purchased.  The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.

4.3                               Payment of Exercise Price.

a.                                      Forms of Consideration Authorized.  Except as otherwise provided below, payment of the aggregate Exercise Price for the number of Shares for which the Option is being exercised shall be made (i) in cash or by check or cash equivalent, (ii) if permitted by the Company, by tender to the Company, or attestation to the ownership, of whole Shares owned by the Participant having a Fair Market Value not less than the aggregate Exercise Price, (iii) if permitted by the Company, by tender to the Company, or attestation to the ownership by means of a Cashless Exercise, as defined in Section 4.3(b), (iv) if permitted by the Company, by delivery of a properly executed notice electing a Net-Exercise, or (v) by any combination of the foregoing.

b.                                      Limitations on Forms of Consideration.

i.                                         Tender of Shares.  Notwithstanding the foregoing, the Option may not be exercised by tender to the Company, or attestation to the ownership, of Shares to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s Shares.  If required by the Company, the Option may not be exercised by tender to the Company, or attestation to the ownership, of Shares unless such shares either have been owned by the Participant for more than six (6) months or such other period, if any, required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

ii.                                     Cashless Exercise.  A “Cashless Exercise” means the delivery of a properly executed notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Shares acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System).  The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve, or terminate any such program or procedure, including with respect to the Participant notwithstanding that such program or procedures may be available to others.

4.4                               Tax Withholding.

(a)                                 In General.  At the time the Award Agreement is executed, or at any time thereafter as requested by the Company, the Participant hereby authorizes withholding from payroll and any other amounts payable to the Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise in connection with the grant, vesting or exercise of the Option or the issuance of Shares in settlement thereof.  The Company shall have no obligation to deliver Shares until the tax obligations of the Company have been satisfied by the Participant.

(b)                                 Withholding in Securities.  The Company may, in its discretion, permit or require the Participant to satisfy all or any portion of the tax obligations by deducting from the Shares otherwise deliverable to the Participant in settlement of the Option a number of Shares having a fair market value, as determined by the Company as of the date on which the tax obligations arise, not in excess of the amount of such tax obligations determined by the applicable withholding rates.  In the event that the Company determines that the tax obligations will not be satisfied by the method described above, Participant authorizes the designated plan administrator or any successor plan administrator, to sell a number of Shares that are purchased under the Option, which the Company determines is sufficient to generate an amount that meets the tax obligations plus additional Shares, as necessary. To account for rounding and market fluctuation, and to pay such tax withholding amounts to the Company.  The Shares may be sold as part of a block trade with other Participants of the Plan in which all Participants receive an average price.  Any adverse consequences to the Participant resulting from the procedure permitted under this Section 4.4, including, without limitation, tax consequences, shall be the sole responsibility of the Participant.

(c)                                  Consultation.  The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of the Participant’s exercise of the Option or disposition of the Shares.  The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the exercise of the Option or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.

4.5                               Beneficial Ownership of Shares; Certificate Registration.  The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all shares acquired by the Participant pursuant to the exercise of the Option.  Except as provided by the preceding sentence, a certificate for the shares as to which the Option is exercised shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.

4.6                               Restrictions on Grant of the Option and Issuance of Shares.  The grant of the Option and the issuance of Shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal, state or foreign law with respect to such securities.  The Option may not be exercised if the issuance of Shares upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Shares may then be listed.  In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED.  ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of the Option, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

4.7                               Fractional Shares.  The Company shall not be required to issue fractional shares upon the exercise of the Option.

5.                                      NONTRANSFERABILITY OF THE OPTION.

During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative.  The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.  Following the death of the Participant, the Option, to the extent provided in Section 7, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.

6.                                      TERMINATION OF THE OPTION.

The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following Termination of the Participant’s Continuous Status as an Employee, Director or Consultant as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.

7.                                      EFFECT OF TERMINATION OF CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT.

7.1                               Option Exercisability.  The Option shall terminate immediately upon the Participant’s Termination of Continuous Status as an Employee, Director or Consultant to the extent that it is then unvested and shall be exercisable after the Participant’s Termination of Continuous Status as an Employee, Director or Consultant to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate.

a.                                      Disability.  If the Participant’s Continuous Status as an Employee, Director or Consultant is Terminated because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Continuous Status as an Employee, Director or Consultant Terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Continuous Status as an Employee, Director or Consultant Terminated, but in any event no later than the Option Expiration Date.

b.                                      Death.  If the Participant’s Continuous Status as an Employee, Director or Consultant is Terminated because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Continuous Status as an Employee, Director or Consultant Terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Continuous Status as an Employee, Director or Consultant Terminated, but in any event no later than the Option Expiration Date.  The Participant’s Continuous Status as an Employee, Director or Consultant shall be deemed to have Terminated on account of death if the Participant dies within three (3) months after the Participant’s Termination of Continuous Status as an Employee, Director or Consultant.

c.                                       Termination for Cause.  Notwithstanding any other provision of this Award Agreement, if the Participant’s Continuous Status as an Employee, Director or Consultant is Terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such Termination of Continuous Status as an Employee, Director or Consultant.

d.                                      Other Termination of Continuous Status as an Employee, Director or Consultant.  If the Participant’s Continuous Status as an Employee, Director or Consultant Terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Continuous Status as an Employee, Director or Consultant Terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Continuous Status as an Employee, Director or Consultant Terminated, but in any event no later than the Option Expiration Date.

7.2                               Extension if Exercise Prevented by Law.  Notwithstanding the foregoing other than Termination of Continuous Status as an Employee, Director or Consultant for Cause, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until the later of (a) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (b) the end of the applicable time period under Section 7.1, but in any event no later than the Option Expiration Date.

8.                                      EFFECT OF CHANGE IN CONTROL.

In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the Option or substitute for all or any portion of the Option a substantially equivalent option for the Acquiror’s stock.  For purposes of this Section, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Award Agreement, for each Share subject to such portion of the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a Share on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option for each Share to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Shares pursuant to the Change in Control.  If any portion of such consideration may be received by holders of Shares pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration.  The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in

Control to the extent that the Option is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the date of the Change in Control.  Notwithstanding the foregoing, shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of this Award Agreement except as otherwise provided herein.

9.                                      ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.

Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Shares (excepting normal cash dividends) that has a material effect on the Fair Market Value of Shares, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant’s rights under the Option.  For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.”  Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the Exercise Price shall be rounded up to the nearest whole cent.  In no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option.  Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

10.                               RIGHTS AS A SHAREHOLDER, DIRECTOR, EMPLOYEE OR CONSULTANT.

The Participant shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of the shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).  No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the shares are issued, except as provided in Section 9.  If the Participant is an Employee, the Participant understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between a Participating Company and the Participant, the Participant’s employment is “at will” and is for no specified term.  Nothing in this Award Agreement shall confer upon the Participant any right to continue in the Continuous Status as an Employee, Director or Consultant of a Participating Company or interfere in any way with any right of the Participating Company Group to Terminate the Participant’s Continuous Status as an Employee, Director or Consultant, as the case may be, at any time.

11.                               NOTICE OF SALES UPON DISQUALIFYING DISPOSITION.

The Participant shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Award Agreement.  In addition, if the Grant Notice designates this

Option as an Incentive Stock Option, the Participant shall (a) promptly notify the stock plan administrator for the Company if the Participant disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Participant exercises all or part of the Option or within two (2) years after the Date of Grant and (b) provide the Company with a description of the circumstances of such disposition.  Until such time as the Participant disposes of such shares in a manner consistent with the provisions of this Award Agreement, unless otherwise expressly authorized by the Company, the Participant shall hold all shares acquired pursuant to the Option in the Participant’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after Date of Grant.  At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s Shares to notify the Company of any such transfers.  The obligation of the Participant to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

12.                               LEGENDS.

The Company may at any time place legends referencing any applicable federal, state or foreign securities law restrictions on all certificates representing Shares subject to the provisions of this Award Agreement.  The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Participant in order to carry out the provisions of this Section.  Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:

12.1                        “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”

12.2                        “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, INCLUDING A RIGHT OF REPURCHASE IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”

12.3                        “THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”).  IN ORDER TO OBTAIN THE

PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO [INSERT DISQUALIFYING DISPOSITION DATE HERE].  SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY.  THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.”

13.                               LOCK-UP AGREEMENT.

The Participant hereby agrees that in the event of any underwritten public offering of stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any Shares of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering.  The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act.  The Participant hereby agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within a reasonable timeframe if so requested by the Company.

14.                               RESTRICTIONS ON TRANSFER OF SHARES.

No shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law in any manner which violates any of the provisions of this Award Agreement, and any such attempted disposition shall be void.  The Company shall not be required (a) to transfer on its books any shares which will have been transferred in violation of any of the provisions set forth in this Award Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares will have been so transferred.

15.                               COMPANY’S REPURCHASE RIGHTS

15.1                        Termination of Continuous Status as an Employee, Director or Consultant; Exercise of Right.  If the Participant’s Continuous Status as an Employee, Director or Consultant to the Company is Terminated for any reason, including for death or Disability, the Company or its assignee of rights hereunder shall upon the date of the Termination Date have an irrevocable right and exclusive option (the “Repurchase Right”) to repurchase from the Participant, or the Participant’s personal representative, as the case may be, all or any portion of any Securities acquired pursuant to the Award Agreement at Fair Market Value on the date the Repurchase Right is exercised (the “Repurchase Price”).  Subject to this Section 15, the Repurchase Right may be exercised in writing by the Company at any time after the later to occur of (x) the Termination Date and (y) the six- (6) month anniversary of the date the Securities were acquired by the Participant.

15.2                        Payment.  The Company, at its election, may satisfy its payment obligation to the Participant with respect to exercise of the Repurchase Right by either (A) delivering a check to the Participant in the amount of the aggregate Repurchase Price for the Shares being repurchased, or (B) in the event the Participant is indebted to the Company, offsetting the aggregate Repurchase Price for the Shares being repurchased with an amount of such indebtedness equal to the aggregate Repurchase Price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price.  At its election, the Company or its assignee of rights hereunder may elect to make payment for the Shares to a bank selected by the Company.  The Company shall avail itself of this election by a notice in writing to the Participant stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.  As a result of any repurchase of Shares pursuant to this Section 15, the Company shall become the legal and beneficial owner of the Shares being repurchased and shall have all rights and interest therein or related thereto to the extent permitted by the applicable laws and Company’s articles of association, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by the Participant.

15.3                        Change in Control.  In the event of Change in Control, any Repurchase Right under this Section 15 shall remain in full force and effect and shall apply to the new shares of capital received in exchange for the Shares in consummation of the Change in Control.

15.4                        Lapse.  Notwithstanding any other provision of this Award Agreement, any Repurchase Right provided in this Section 15 shall terminate as to any Shares upon the earlier to occur of (i) a qualified public offering and (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

15.5                        Power of Attorney.  The Participant hereby grants an irrevocable power of attorney to the Company to sell and transfer the Shares in the Participant’s name to the Company at Fair Market Value, subject to (i) the Company exercising the Repurchase Right, and (ii) the terms and conditions included in this Award Agreement and the Plan.  In performing acts pursuant to this power of attorney, the Company may act pursuant to a power of attorney granted by one or more other persons involved in the acts referred to in the previous sentence.

15.6                        Rights of the Company.  The Company shall not (i) record on its books the transfer of any Securities that have been sold or transferred in contravention of this Award Agreement or (ii) treat as the owner of Shares, or otherwise to accord voting, if applicable, dividend or liquidation rights to, any transferee to whom Shares have been transferred in contravention of this Award Agreement or applicable laws.  Any transfer of Shares not made in conformance with the transfer restrictions applicable to the Shares as set forth in the Plan and this Award Agreement shall be null and void and shall not be recognized by the Company.

15.7                        Stop-Transfer Notices.  The Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

16.                               MISCELLANEOUS PROVISIONS.

16.1                        Termination or Amendment.  The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation, including, but not limited to Section 409A of the Code.  No amendment or addition to this Award Agreement shall be effective unless in writing.

16.2                        Compliance with Section 409A.  The Company intends that income realized by the Participant pursuant to the Plan and this Award Agreement will not be subject to taxation under Section 409A of the Code.  The provisions of the Plan and this Award Agreement shall be interpreted and construed in favor of satisfying any applicable requirements of Section 409A of the Code.  The Company, in its reasonable discretion, may amend (including retroactively) the Plan and this Agreement in order to conform to the applicable requirements of Section 409A of the Code, including amendments to facilitate the Participant’s ability to avoid taxation under Section 409A of the Code.  However, the preceding provisions shall not be construed as a guarantee by the Company of any particular tax result for income realized by the Participant pursuant to the Plan or this Award Agreement.  In any event, and except for the responsibilities of the Company set forth in Section 4.4., no Participating Company shall be responsible for the payment of any applicable taxes on income realized by the Participant pursuant to the Plan or this Award Agreement.

16.3                        Further Instruments.  The parties hereto agree to execute such further instruments (including, but not limited to, a joinder to the company shareholder agreement) and to take such further action as may reasonably be necessary to carry out the intent of this Award Agreement.

16.4                        Binding Effect.  Subject to the restrictions on transfer set forth herein, this Award Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

16.5                        Delivery of Documents and Notices.  Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Award Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery electronic delivery at the e-mail address, if any, provided for the Participant by the Participating Company, or, upon deposit in the U.S. Post Office or foreign postal service, by registered or certified mail, or with a nationally recognized overnight courier service with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.

a.                                      Description of Electronic Delivery.  The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Award Agreement, and any reports of the Company provided generally to the Company’s shareholders, may be delivered to the Participant electronically.  In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 4.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time.  Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.

b.                                      Consent to Electronic Delivery.  The Participant acknowledges that the Participant has read Section 16.5(a) of this Award Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and Exercise Notice, as described in Section 16.5(a).  The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing.  The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.  Similarly, the Participant understands that the Participant must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.  The Participant may revoke his or her consent to the electronic delivery of documents described in Section 16.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.  Finally, the Participant understands that he or she is not required to consent to electronic delivery of documents described in Section 16.5(a).

16.6                        Integrated Agreement.  The Grant Notice, this Award Agreement and the Plan, together with any employment, service or other agreement with the Participant and a Participating Company referring to the Option, shall constitute the entire understanding and agreement of the Participant and the Participating Company Group with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter.  To the extent contemplated herein or therein, the provisions of the Grant Notice, the Award Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.

16.7                        Applicable Law.  This Award Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

16.8                        Counterparts.  The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

☐ Incentive Stock Option	Participant:
☐ Nonstatutory Stock Option
Date:

STOCK OPTION EXERCISE NOTICE
Jaguar Animal Health, Inc.
Attention:

Ladies and Gentlemen:

1.                                      Option.  I was granted an option (the “Option”) to purchase shares of the common stock (the “Shares”) of Jaguar Animal Health, Inc. (the “Company”) pursuant to the Company’s 2013 Equity Incentive Plan (the “Plan”), my Notice of Grant of Stock Option (the “Grant Notice”) and my Award Agreement as follows:

Date of Grant:

Number of Option Shares:

Exercise Price per Share:                                                                                                                                                                                                       $

2.                                      Exercise of Option.  I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares, in accordance with the Grant Notice and the Award Agreement:

Total Shares Purchased:

Total Exercise Price (Total Shares X Price per Share)                                                   $

3.                                      Payments.  I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Award Agreement:

☐ Cash:                                                                                                                                                                                                                                                                                                 $

☐ Check:                                                                                                                                                                                                                                                                                          $

☐ Tender of Company Shares:                                                                                                                                                                       Contact Plan Administrator

4.                                      Tax Withholding.  I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax withholding obligations of the Company, if any, in connection with the Option.  If I am exercising a Nonstatutory Stock Option, I enclose payment in full of my withholding taxes, if any, as follows:

(Contact Plan Administrator for amount of tax due.)

☐ Cash:                                                                                                                                                                                                                                                                                                 $

☐ Check:                                                                                                                                                                                                                                                                                          $

5.                                      Participant Information.

My address is:

My Social Security Number is:

6.                                      Notice of Disqualifying Disposition.  If the Option is an Incentive Stock Option, I agree that I will promptly notify the Chief Financial Officer of the Company if I transfer any of the Shares within one (1) year from the date I exercise all or part of the Option or within two (2) years of the Date of Grant.

7.                                      Tax Consultation.  I hereby acknowledge that I understand that I may suffer adverse tax consequences as a result of my purchase or disposition of the Shares.  I hereby represent that I have consulted with any tax consultants that I deem advisable in connection with the purchase or disposition of the Shares and that I am not relying on the Company for any tax advice.

8.                                      Binding Effect.  I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Grant Notice, the Award Agreement, including the Company’s Repurchase Right set forth therein, and the Plan, to all of which I hereby expressly assent.  This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

9.                                      Transfer.  I understand and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701 under the Securities Act.  I further understand and acknowledge that the Company is under no obligation to register the Shares.  I understand that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.

I am aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied.  I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.

I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Grant Notice and my Award Agreement, copies of which I have received and carefully read and understand.

Very truly yours,

(Signature)

Receipt of the above is hereby acknowledged.
Jaguar Animal Health, Inc.
By:
Title:
Dated: